BLACKROCK FUNDS
SM
BlackRock Advantage ESG U.S. Equity Fund
(the “Fund”)
Supplement dated November 12, 2020 to the Summary Prospectuses and the Prospectuses of the Fund, each dated September 28, 2020, as supplemented to date
On November 11, 2020, the Board of Trustees (the “Board”) of BlackRock Funds
SM
approved certain changes to the Fund’s investment strategies. In addition, the Fund is changing its benchmark index. These changes will become effective on or about December 14, 2020.
Accordingly, effective on or about December 14, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The first two paragraphs of the section of the Summary Prospectuses entitled “Key Facts about BlackRock Advantage ESG U.S. Equity Fund — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities. Generally, the Fund will invest in equities or other financial instruments that are components of, or have market capitalizations similar to the securities included in, the Russell 1000
®
 Index (the “Benchmark”). The companies included in the Benchmark have market capitalizations that range from approximately $586.42 million to $1.98 trillion as of September 30, 2020. The Fund primarily seeks to buy common stock.
The Fund seeks to invest in a portfolio of equity securities that, in BlackRock’s view, has an aggregate environmental, social and governance (“ESG”) assessment that is better than the aggregate ESG assessment of the Russell 1000
®
 Index.
The section of the Summary Prospectuses entitled “Key Facts about BlackRock Advantage ESG U.S. Equity Fund — Principal Risks of Investing in the Fund,” the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Principal Risks of Investing in the Fund” and the section of the Prospectuses entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are amended to delete “Small and
Mid-Capitalization
Company Risk” in its entirety.
The following is added to the first paragraph of the section of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Performance Information” and “Fund Overview — Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Performance Information”:
Effective on or about December 14, 2020, the Fund added the Russell 1000
®
Index as the performance benchmark against which the Fund measures its performance and removed the Russell 3000
®
Index as the performance benchmark against which the Fund measures its performance. Fund management believes that this change in the benchmark index more accurately reflects the investment strategy of the Fund.
The first paragraph of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities. Generally, the Fund will invest in equities or other financial instruments that are components of, or have market capitalizations similar to the securities included in, the Russell 1000
®
 Index (the “Benchmark”).

The companies included in the Benchmark have market capitalizations that range from approximately $586.42 million to $1.98 trillion as of September 30, 2020. The Fund primarily seeks to buy common stock.
The section of the Prospectuses entitled “Details About the Fund — Investment Risks — Other Risks of Investing in the Fund” is amended to add the following as an other risk:
Mid Cap Securities Risk
— The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
* * *
Shareholders should retain this Supplement for future reference.
ALLPRO-AEUSE-1120SUP

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